EXHIBIT 10.27

















                      PERFORMANCE HEALTH TECHNOLOGIES, INC.

                              AMENDED AND RESTATED

                            1999 STOCK INCENTIVE PLAN













                                                                 AUGUST 17, 2005





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                                TABLE OF CONTENTS


Purpose of the Plan............................................................1

Definitions....................................................................1

Administration of the Plan.....................................................3

Shares Subject to the Plan.....................................................4

Stock Options..................................................................4

Restricted Stock Awards........................................................5

              Grants...........................................................5

              Restriction Period...............................................6

              Restrictions Upon Transfer.......................................6

              Certificates.....................................................6

              Lapse of Restrictions............................................6

              Termination Prior to Lapse of Restrictions.......................6

Stock Appreciation Rights......................................................6

Right of First Refusal.........................................................7

Amendment or Termination of the Plan...........................................7

Term of Plan...................................................................8

Rights as Shareholder..........................................................8

Merger or Consolidation........................................................8

Changes in Capital and Corporate Structure.....................................8

Service........................................................................8

Withholding of Tax.............................................................9

Delivery and Registration of Stock.............................................9



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                      PERFORMANCE HEALTH TECHNOLOGIES, INC.

                              AMENDED AND RESTATED
                            1999 STOCK INCENTIVE PLAN

The Performance Health Technologies, Inc. 1999 Stock Incentive Plan was heretofore adopted by the Board of Directors of Performance Health Technologies, Inc. and was approved by the Stockholders of Performance Health Technologies, Inc. The 1999 Stock Incentive Plan was thereafter amended and restated as of May 25, 2001, as approved by the Board of Directors and the Stockholders. The Board of Directors and Stockholders have approved an additional amendment to the 1999 Stock Incentive Plan which amendment is incorporated in this Amended and Restated 1999 Stock Incentive Plan. Such amendment increases the number of shares subject to the 1999 Incentive Stock Plan from 6,000,000 to 9,000,000. Accordingly, the Performance Health Technologies, Inc. 1999 Stock Incentive Plan is hereby amended and restated in its entirety as follows and as so amended and restated shall be referred to as the "Plan."

         1.       PURPOSE OF THE PLAN

The Plan is intended to provide a means whereby directors, employees, consultants and advisors of Performance Health Technologies, Inc., and its Related Corporations may sustain a sense of proprietorship and personal involvement in the continued development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. Accordingly, the Company may permit certain directors, employees, consultants and advisors to acquire Shares or otherwise participate in the financial success of the Company, on the terms and conditions established herein.

         2.       DEFINITIONS

The following terms shall be defined as set forth below:

         a. BOARD. Shall mean the Board of Directors of the Company.

         b. CAUSE. Shall mean the commitment of fraud, the misappropriation of or intentional material damage to the property or business of the Company, the substantial failure to fulfill the duties and responsibilities of a regular position and/or comply with Company policies, rules or regulations, or the conviction of a felony.

         c. CHANGE OF CONTROL. Shall mean:

                  i. the consummation of the acquisition by any person (as such term is defined in Section 13(d) or 14(d) of the `34 Act of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the `34 Act) of fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Company; or


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                  ii.   the individuals who, as of the date hereof, are members
                        of the Board cease for any reason to constitute a majority of the Board, unless the election, or nomination for election by the stockholders, of any new director was approved by a vote of a majority of the Board, and such new director shall, for purposes of this Agreement, be considered as a member of the Board; or

                  iii. approval by stockholders of the Company of: (1) a merger or consolidation if the stockholders, immediately before such merger or consolidation, do not, as a result of such merger or consolidation, own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the entity resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before such merger or consolidation; or (2) a complete liquidation or dissolution or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because fifty percent (50%) or more of the combined voting power of the then outstanding securities of the Company are acquired by: (1) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained for employees of the entity; or (2) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders in the same proportion as their ownership of stock immediately prior to such acquisition.

         d. CODE. Shall mean the Internal Revenue Code of 1986 and any amendments thereto.

         e. COMMITTEE. Shall mean the committee appointed by the Board in accordance with Paragraph 3 hereof.

         f. COMPANY. Shall mean Performance Health Technologies, Inc. and its Related Corporations.

         g. COMPETE. Shall mean within a period of one (1) year after the termination of service, the direct or indirect competition with the business of the Company, including, but not by way of limitation, the direct or indirect owning, managing, operating, controlling, financing or serving as an officer, employee, director or consultant to, or by soliciting or inducing, or attempting to solicit or induce, any employee or agent of the Company to terminate employment and become employed by any person, firm, partnership, corporation, trust or other entity which owns or operates, a business similar to that of the Company, except with the express prior written consent of the Company.

         h. DISABILITY. Shall mean a physical or mental disability which impairs the individual's ability to substantially perform his or her current duties for a period of at least six (6) consecutive months, as determined by the Committee.


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         i. ERISA. Shall mean the Employee Retirement Income Security Act of
1974 and any amendment thereto.

         j. INCENTIVE STOCK OPTION. Shall mean an award under the Plan that satisfies the general requirements of Code Section 422, namely: (i) grantees must be employees; (ii) the exercise price may not be less than the fair market value of the underlying Shares at the date of grant; (iii) no more than $100,000 worth of Shares may become exercisable in any year; (iv) the maximum duration of an award may be ten (10) years; (v) awards must be exercised within three (3) months after termination of employment; and (vi) Shares received upon exercise must be retained for the greater of two (2) years from the date of grant or one
(1) year from the date of exercise.

         k. NONQUALIFIED OPTIONS. Shall mean an award under the Plan that is not an Incentive Stock Option.

         l. RELATED CORPORATION. Shall mean a corporation which would be a parent or subsidiary corporation with respect to the Company as defined in
Section 424(e) or (f), respectively, of the Code.

         m. RESTRICTED STOCK. Shall mean an award of Shares under the Plan that is restricted as to transfer and subject to forfeiture.

         n. RULE 16B-3. Shall mean Rule 16b-3 of the `34 Act, and any amendments thereto.

         o. SHARES. Shall mean common stock of the Company.

         p. STOCK APPRECIATION RIGHTS. Shall mean rights entitling the grantee to receive the appreciation in the market value of a stated number of Shares.

         q. '33 ACT. Shall mean the Securities Act of 1933 and any amendments thereto.

         r. '34 ACT. Shall mean the Securities Exchange Act of 1934 and any amendments thereto.

         3. ADMINISTRATION OF THE PLAN

The Plan shall be administered by the Committee which shall be comprised solely of two (2) or more outside directors (within the meaning of Section 162(m) of the Code) appointed by the Board. The Committee shall have sole authority to:

                  i. select the directors, employees, consultants and advisors to whom awards shall be granted under the Plan;

                  ii.   establish the amount and conditions of each such award;

                  iii. prescribe any legend to be affixed to certificates representing such awards;

                  iv.   interpret the Plan; and


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                  v.    adopt such rules, regulations, forms and agreements, not
                        inconsistent with the provisions of the Plan, as it may deem advisable to carry out the Plan.

All decisions made by the Committee in administering the Plan shall be final.

         4.       SHARES SUBJECT TO THE PLAN

The aggregate number of Shares that may be obtained by directors, employees, consultants and advisors under the Plan shall be 6,000,000 Shares. Any Shares that remain unissued at the termination of the Plan shall cease to be subject to the Plan, but until termination of the Plan, the Company shall at all times make available sufficient Shares to meet the requirements of the Plan.

         5.       STOCK OPTIONS

         a. TYPE OF OPTIONS. The Company may issue options that constitute Incentive Stock Options to employees and Nonqualified Options to directors, employees, consultants and advisors under the Plan. The grant of each option shall be confirmed by a stock option agreement that shall be executed by the Company and the optionee as soon as practicable after such grant. The stock option agreement shall expressly state or incorporate by reference the provisions of the Plan and state whether the option is an Incentive Option or a Nonqualified Option.

         b. TERMS OF OPTIONS. Except as provided in Subparagraphs (c) and (d) below, each option granted under the Plan shall be subject to the terms and conditions set forth by the Committee in the stock option agreement including, but not limited to, option price and option term.

         c. ADDITIONAL TERMS APPLICABLE TO ALL OPTIONS. Each option shall be subject to the following terms and conditions:

                  i. WRITTEN NOTICE. An option may be exercised only by giving written notice to the Company specifying the number of Shares to be purchased.

                  ii. METHOD OF EXERCISE. The aggregate option price shall be paid in any one or a combination of cash, personal check, Shares already owned or Plan awards which the optionee has an immediate right to exercise.

                  iii.  TERM OF OPTION. No option may be exercised more than ten
                        (10) years after the date of grant.

                  iv. TRANSFERABILITY. No option may be transferred, assigned or encumbered by an optionee, except: (A) by will or the laws of descent and distribution; (B) by gifting for the benefit of descendants for estate planning purposes; or
                        (C) pursuant to a certified domestic relations order.

         d. ADDITIONAL TERMS APPLICABLE TO INCENTIVE OPTIONS. Each Incentive Option shall be subject to the following terms and conditions:


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                  i.    OPTION PRICE. The option price per Share shall be 100%
                        of the fair market value of such Share on the date the option is granted. Notwithstanding the preceding sentence, the option price per Share granted to an individual (hereinafter referred to as a "10% Shareholder") who, at the time such option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company shall not be less than 110% of the fair market value of such Share on the date the option is granted.

                  ii. TERM OF OPTION. No option granted to a 10% Shareholder may be exercised more than five (5) years after the date of grant. Notwithstanding any other provisions hereof, no option may be exercised more than three (3) months after the optionee terminates employment with the Company, except in the event of Disability or death as provided in Subparagraph (d)(iii) below.

                  iii. DISABILITY OR DEATH OF OPTIONEE. If an optionee terminates employment due to Disability or death prior to exercise in full of any options, he or she or his or her beneficiary, executor, administrator or personal representative shall have the right to exercise the options within a period of twelve (12) months after the date of such termination to the extent that the right was exercisable at the date of such termination as provided in the stock option agreement, or subject to such other terms as may be determined by the Committee.

                  iv. ANNUAL EXERCISE LIMIT. The aggregate fair market value of Shares which first become exercisable during any calendar year shall not exceed $100,000. For purposes of the preceding sentence, the fair market value of each Share shall be determined on the date the option with respect to such Share is granted.

                  v. TRANSFERABILITY. No option may be transferred, assigned or encumbered by an optionee, except by will or the laws of descent and distribution, and during the optionee's lifetime an option may only be exercised by him or her.

         6. RESTRICTED STOCK AWARDS

         a. GRANTS. Restricted Stock Awards ("RSAs") under the plan shall be evidenced by restricted stock agreements in such form and consistent with this Plan as the Committee shall approve from time to time.

         b. RESTRICTION PERIOD. RSAs awarded under the Plan shall be subject to such terms, conditions, and restrictions, including without limitation: prohibitions against transfer; substantial risks of forfeiture; attainment of performance objectives; repurchase by the Company or right of first refusal for such period or periods as shall be determined by the Committee at the time of grant. The Committee shall have the power to permit, in its discretion, an acceleration of the expiration of the applicable restriction period with respect to any part or all of the RSAs awarded to a grantee.


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         c. RESTRICTIONS UPON TRANSFER. RSAs awarded, and the right to vote underlying Shares and to receive dividends thereon, may not be sold, assigned, transferred, exchanged, pledged, hypothecated, or otherwise encumbered during the restriction period applicable to such Shares, except: (i) by will or the laws of descent and distribution; (ii) by gifting for the benefit of descendants for estate planning purposes; or (iii) pursuant to a certified domestic relations order. Subject to the foregoing, and except as otherwise provided in the Plan, the grantee shall have all the other rights of a stockholder including, but not limited to, the right to receive dividends and the right to vote such Shares.

         d. CERTIFICATES. Each certificate issued in respect of RSAs awarded to a grantee shall be deposited with the Company, or its designee, and shall bear the following legend:

         "This certificate and the shares represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in the Performance Health Technologies, Inc. 1999 Stock Incentive Plan and an Agreement entered into by the registered owner. Release from such terms and conditions shall be obtained only in accordance with the provisions of the Plan and Agreement, a copy of each of which is on file in the office of the Secretary of said Company."

         e. LAPSE OF RESTRICTIONS. The Agreement shall specify the terms and conditions upon which any restrictions upon Shares awarded under the Plan shall lapse, as determined by the Committee. Upon the lapse of such restrictions, Shares, free of the foregoing restrictive legend, shall be issued to the grantee or his or her legal representative.

         f. TERMINATION PRIOR TO LAPSE OF RESTRICTIONS. In the event of a grantee's termination of employment prior to the lapse of restrictions applicable to any RSAs awarded to such grantee, all Shares as to which there still remain restrictions shall be forfeited by such grantee without payment of any consideration to the grantee, and neither the grantee nor any successors, heirs, assigns, or personal representatives of such grantee shall thereafter have any further rights or interest in such Shares or certificates.

         7. STOCK APPRECIATION RIGHTS

         a. GRANTS. Stock Appreciation Rights ("SARs") may be granted separately or in tandem with or by reference to an option granted prior to or simultaneously with the grant of such rights, to such eligible directors and employees as may be selected by the Committee.

         b. TERMS OF GRANT. SARs may be granted in tandem with or with reference to a related option, in which event the grantee may elect to exercise either the option or the SAR, but not both, as to the same Share subject to the option and the SAR, or the SAR may be granted independently of a related option. In either event, the SAR shall be exercisable not more than ten (10) years after the date of grant. SARs shall not be transferable, except that SARs may be exercised by the executor, administrator or personal representative of the deceased grantee within twelve (12) months of the death of the grantee and SARs may be exercised during the individual's continued employment with the Company and for a period not in excess of ninety (90) days following termination of employment due to Disability, Normal Retirement or Early Retirement, to the extent that the SAR was or became exercisable at the date of such termination.


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         c. PAYMENT ON EXERCISE. Upon exercise of a SAR, the grantee shall be paid the excess of the then fair market value of the number of Shares to which the SAR relates over the fair market value of such number of Shares at the date of grant of the SAR or of the related option, as the case may be. Such excess shall be paid in cash or in Shares having a fair market value equal to such excess or in such combination thereof as the Committee shall determine.

         8. RIGHT OF FIRST REFUSAL

If any Shares issued under the Plan are not readily tradable on an established market on the date an owner intends to sell such Shares, such owner shall first offer such Shares to the Company for purchase and the Company shall have thirty
(30) days to exercise its right to purchase such Shares. The owner shall give written notice to the Company stating that he or she has a bona fide offer for the purchase of such Shares, stating the number of Shares to be sold, the name and address of the person(s) offering to purchase the Shares and the purchase price and terms of payment of such sale. The owner shall be entitled to receive the same purchase price offered by such person(s) offering to purchase such Shares. Payment may be in a lump sum or, if the lump sum exceeds $100,000, in substantially equal annual or more frequent installments over a period not exceeding five (5) years in the discretion of the Committee. If a method of deferred payments is selected, the unpaid balance shall earn interest at a rate that is substantially equal to the rate at which the Company could borrow the amount due and shall be secured by a pledge of the Shares purchased or such other adequate security as agreed to by the Company and the owner. For purposes of this Paragraph, Shares shall be considered not readily tradable on an established market if such Shares are not publicly tradable or because such Shares are subject to a trading limitation under any federal or state securities law or regulation that would make such Shares less freely tradable than stock not so restricted. For purposes of this Paragraph, an owner shall include any person who acquires Shares from any other person and for any reason; including, but not limited to, by gift, death or sale.

         9. AMENDMENT OR TERMINATION OF THE PLAN

The Board may amend, suspend or terminate the Plan or any portion thereof at any time, but (except as provided in Paragraph 13 hereof) no amendment shall be made without approval of the stockholders of the Company which shall: (i) materially increase the aggregate number of Shares with respect to which awards may be made under the Plan; or (ii) change the class of persons eligible to participate in the Plan; provided, however, that no such amendment, suspension or termination shall impair the rights of any individual, without his or her consent, in any award theretofore made pursuant to the Plan.


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         10. TERM OF PLAN

The Plan shall be effective upon the date of its original adoption by the Board of Directors of the Company; provided that, Incentive Options may be granted only if the Plan is approved by the shareholders within twelve (12) months before or after the date of adoption. Unless sooner terminated under the provisions of Paragraph 9, Shares and SARs shall not be granted under the Plan after the expiration of ten (10) years from the effective date of the Plan. However, awards may be exercisable after the end of the term of the Plan.

         11. RIGHTS AS SHAREHOLDER

Upon delivery of any Share to a director or employee, such director or employee shall have all of the rights of a shareholder of the Company with respect to such Share, including the right to vote such Share and to receive all dividends or other distributions paid with respect to such Share.

         12. MERGER OR CONSOLIDATION

In the event the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, the surviving corporation may agree to exchange options and SARs issued under this Plan for options and SARs (with the same aggregate option price) to acquire and participate in that number of shares in the surviving corporation that have a fair market value equal to the fair market value (determined on the date of such merger or consolidation) of Shares that the grantee is entitled to acquire and participate in under this Plan on the date of such merger or consolidation. In the event of a Change of Control, options and SARs may become immediately and fully exercisable at the discretion of the Committee.

         13. CHANGES IN CAPITAL AND CORPORATE STRUCTURE

The aggregate number of Shares and interests awarded and which may be awarded under the Plan shall be adjusted to reflect a change in the outstanding Shares of the Company by reason of a recapitalization, reclassification, reorganization, stock split, reverse stock split, combination of shares, stock dividend or similar transaction. The adjustment shall be made in an equitable manner which will cause the awards to remain unchanged as a result of the applicable transaction.

         14. SERVICE

An individual shall be considered to be in the service of the Company or a Related Corporation as long as he or she remains a director, employee, consultant or advisor of the Company or such Related Corporation. Nothing herein shall confer on any individual the right to continued service with the Company or a Related Corporation or affect the right of the Company or such Related Corporation to terminate such service.

         15. WITHHOLDING OF TAX

To the extent the award, issuance or exercise of Shares or SARs results in the receipt of compensation by a director, employee, consultant or advisor of the Company is authorized to withhold from any other cash compensation then or thereafter payable to such director, employee, consultant or advisor any tax required to be withheld by reason of the receipt of the compensation. Alternatively, the director, employee, consultant or advisor may tender a personal check in the amount of tax required to be withheld.


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         16. DELIVERY AND REGISTRATION OF STOCK

The Company's obligation to deliver Shares with respect to an award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the individual to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the `33 Act or any other federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under securities legislation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable



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